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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 30, 1999

                                MACROMEDIA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                     000-22688              94-3155026
 (State of other jurisdiction       (Commission File        (I.R.S. Employer
       or incorporation)                 Number)           Identification No.)


                    600 TOWNSEND ST., SAN FRANCISCO, CA 94103
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (415) 252-2000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

             On July 8, 1999, Macromedia, Inc., a Delaware corporation ("Macromedia"), ESI Software, Inc., a California corporation ("ESI"), and Dynamo Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Macromedia ("Sub"), entered into an Agreement and Plan of Reorganization, under which Macromedia acquired ESI (the "Merger") by acquiring all of the outstanding capital stock, options and warrants of ESI from the securityholders of ESI in exchange for approximately $25 million of common stock, options and warrants of Macromedia (as valued on July 8, 1999). The Merger was closed on September 30, 1999. As a result of the acquisition of ESI, Sub was merged with and into ESI and ESI remains as the surviving corporation and a wholly-owned subsidiary of Macromedia. Macromedia will account for the Merger as a "pooling-of-interests." The merger is intended to be a tax-free reorganization. ESI develops and markets software that enables users to build advanced, interactive, business-oriented Web applications. Macromedia intends to continue to conduct ESIs business following the acquisition.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         It is impracticable for Macromedia to currently provide the required financial statements for ESI called for by Item 7(a). Pursuant to paragraph
(a)(4) of Item 7 of Form 8-K, the financial statements of ESI required to be filed under paragraph (a) of this Item 7 will be filed as soon as practicable, but no later than required by paragraph (a)(4) of Item 7 of Form 8-K.


(b)      PRO FORMA FINANCIAL INFORMATION

         It is impracticable for Macromedia to currently provide the pro forma financial information with respect to the acquisition of ESI by Macromedia called for by this Item 7(b). Pursuant to paragraphs (b)(2) and
(a)(4) of Item 7, the pro forma financial statements required to be filed under paragraph (b) of this Item 7 will be filed as soon as practicable, but no later than required by paragraphs (b)(2) and (a)(4) of Item 7 of Form 8-K.

(c)      EXHIBITS

         The following exhibits are filed herewith:

         2.01 Agreement and Plan of Reorganization by and among Macromedia, Inc. and ESI Software, Inc. dated July 8, 1999, as amended August 30, 1999. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules have been omitted but will be furnished supplementally to the Securities and Exchange Commission.
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MACROMEDIA, INC.

DATE:  October 15, 1999                   By: /s/ Elizabeth Nelson
                                          -------------------------------------
                                          Elizabeth Nelson
                                          Senior Vice President
                                          and Chief Financial Officer






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